Investor Presentation Quarter Ended June 30, 2012 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,”
“anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3)
the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets;
(4) changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues; (9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions, including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and (14) management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in
Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and
Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or it business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Alterra’s Franchise Is Well Positioned for Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland, United
States, Lloyd's and Latin America
Strong franchise positions across multiple specialty
classes of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
Business mix shift towards shorter-tail lines
5 year average combined ratio (including cats) of 90.8%
Liquid balance sheet with conservative reserving track record
Shareholders’ equity ~ $2.9 billion at 6/30/12
Low operating and financial leverage
S&P and AM Best ratings of “A”
Proven track record of active capital management
H1 2012 repurchases of $136.9 million and dividends of
$27.8 million, or 5.9% of 1/1/12 shareholders’ equity
2011 repurchases of $223.3 million and dividends of $54.5
million, or 9.5% of 1/1/11 shareholders’ equity
Increased quarterly dividend in August 2012 to $0.16 per
share
H1 2012 GPW
Short- Tail
60%
Long-Tail
40%
Insurance
38%
Reinsurance
62%

Second Quarter 2012 Results
Q2 2012 net operating diluted EPS of $0.68 per
share
Overall P&C gross premiums written grew 0.5%
to $565.8 million
Premium growth in US Insurance and
shorter-tail lines offset by declines in longer-
tail reinsurance lines
P&C net premiums written decreased 11.8% to
$376.1 million
Driven by increased reinsurance purchases
to manage aggregate exposures
Net investment income of $54.7 million compared
to $59.7 million in Q2 2011
Combined ratio of 86.6% compared to 93.7% in
Q2 2011
Diluted book value per share of $28.68 at 6/30/12
up from $26.91 at 12/31/11.  Additional $1.58 per
diluted share of unrecorded unrealized
gains in the held to maturity investment portfolio .
Q2 2012 impacted by $7.4 million of equity
earnings and fee income from New Point Re IV.
P&C GPW
(0.5% increase)
Growth in Book Value
93.7%
86.6% Combined Ratio
$563.0
$565.8
Diluted Book Value per Share
(7.6% increase
1
)
$26.91
$28.68
Expansion into new lines and regions
2 Unrealized gains on the held to maturity fixed maturity investments are not included in equity as the investments are carried on the balance sheet at amortized cost.
Jun 30, 2011 Jun 30, 2012
Dec 31, 2011 Jun 30, 2012
2
1 Including adding back $0.28 per share of dividends.

GPW $’millions H1 2012 H1 2011 Period over Period
Growth %
Bermuda/ Dublin 221.9 182.2
US Reinsurance 39.1 42.4
GPW on contracts bound by Alterra in the period
1
261.0 224.6 20.8%
Alterra’s share of New Point Re IV premiums
2
29.3 -
Total property reinsurance gross premiums 290.3 224.6 29.3%
Total property reinsurance net premiums
4
189.2 152.3 24.2%
Growth in Reinsurance Segment Property Premiums
1 Excluding premium adjustments and reinstatement premiums.
2 34.8% share of New Point Re IV gross premiums written. These premiums are not included in Alterra’s reported gross premiums written as the investment in New
Point Re IV is accounted for under the equity method.
3 H1 2011 includes $13.4 million of New Point Re III gross premiums written. These premiums are included in Alterra’s reported gross premiums written as Alterra owns
100% of New Point Re III.
4 Includes Alterra’s 34.8% share of New Point Re IV net premiums written.
20.8% growth in Alterra’s reinsurance segment property premiums reflects improved market conditions
Participation in New Point Re IV increased year over year growth to 29.3%
3

New Point IV and V
Sidecar vehicles formed to create additional capacity for the property catastrophe collateralized marketplace
“Just in time” capital as it is called down and utilized when needed
New Point IV - $200 million of capital fully deployed in 2012
Alterra has a 34.8% equity interest
GPW was $84.3 million for the six months ended June 30, 2012
Income of $16.6 million recognized for the six months ended June 30,
2012
New Point V - $210 million of available capacity
New Point vehicles allow us to leverage our underwriting skills to earn fees while providing additional capacity to brokers and clients

2011 global industry cat losses were over $105 billion
Market stressed by historic low returns on invested assets
Cash flow levels deteriorating
Industry reserve redundancies diminishing
Property cat rate increases have slowed
Casualty lines continue to show modest improvement
Pricing poised to positively move further with the next catalyst
Market Transitioning. . .
Alterra is positioned to be a beneficiary of improving market conditions

170
160
150
140
130
120
110
100
90
Rate Index
1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Small
Medium
Large

Alterra

Pricing Is Improving for the First Time Since 1999. . .
More Rate Improvement Is Needed To Meaningfully Increase Exposure
------------------------------------------------------------------------------------------
Source:  RBC Capital Markets and CIAB Commercial Property and Casualty Market Index Survey
Large Accounts:
Rates Remain Below 1999
Medium Accounts:
Rates ~3% Above 1999
Small Accounts:
Rates ~13% Above 1999

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental in Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point
2011
Lloyd’s
Property Direct &
Facultative
U.S. Specialty
Excess Casualty

Reinsurance	Insurance	Lloyd's
Major Classes	› Auto › Aviation › Environmental Impairment › Financial Institutions › General Casualty › Marine and Energy › Medical Malpractice › Professional Liability › Property › Surety, Credit and Political Risk › Terror › Whole Account › Workers' Compensation	› Aviation › Excess Casualty › Excess Liability › General Liability › Marine › Professional Liability › Property	› Accident & Health › Agriculture › Aviation › Casualty › Financial Institutions › Marine › Professional Lines › Property › Surety
Operating Regions	› Worldwide	› Worldwide	› Worldwide
Offices	› Bermuda › Bogotá › Buenos Aires › Dublin › London › Rio de Janeiro › Summit, NJ	› Atlanta › Bermuda › Chicago › Dallas › Dublin › Hamburg › London › New York › Richmond › San Francisco › Sebastopol, CA › Zurich	› London › Rio de Janeiro › Tokyo › Zurich

Alterra

10 Local Knowledge Global Reach

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Global Insurance
(15.7% of H1 2012 P&C GPW)
Reinsurance
(46.1% of  H1 2012 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
H1 2012 GPW: $192.0 million
= pro forma
$1,060.4
$815.4
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
H1 2012 GPW: $565.2 million
$870.4
Auto
$382.9
$389.4
$447.3
$370.1
$365.8
$192.0
$0.0
$100.0
2007 2008 2009 2010 2011 H1 2012
$200.0
$300.0
$400.0
$500.0
$423.6
$345.2
$419.5
$487.1
$0.0
$200.0
$400.0
$600.0
$1,000.0
2007 2008 2009 2010 2011 H1 2012
$998.3
$900.4
$565.2
$800.0
$1,200.0
4%
2%
7%
3%
3%
1%
17%
45%
7%
5%
6%
3%
30%
43%
24%

…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
Excess/
General
Liability
Property
Agriculture
Aviation
Financial Institutions
Accident & Health
Int’l Casualty
Marine
Professional  Liability
U.S. Insurance
(17.6% of H1 2012 P&C GPW)
Alterra at Lloyd’s
(17.8% of H1 2012 P&C GPW)
H1 2012 GPW: $216.5 million H1 2012 GPW: $218.2 million
21%
25%
12%
42%
12%
10%
3%
6%
26% 2%
5%
36%
$194.3
$265.9
$324.0
$374.7
$216.5
$0.0
$100.0
$200.0
$300.0
$400.0
2008 2009 2010 2011 H1 2012
$8.8
$129.0
$179.8
$253.1
$218.2
$0.0
$100.0
$200.0
$300.0
2008 2009 2010 2011 H1 2012

13 …and Latin America Latin America (2.8% of H1 2012 P&C GPW) 5% 6% 73% 16% Property Surety Marine General Liability H1 2012 GPW: $34.8 million $44.8 $91.8 $34.8 $0.0 $100.0 2010 2011 H1 2012

North America
Europe
Other
Reinsurance
Insurance
(1)
2011 GPW  = $1,904.1 million
____________________
(1) Includes Reinsurance segment, Life & Annuity reinsurance and reinsurance written through Lloyd’s platform.
Diversified and Balanced Business Mix
Global Platform
2011
Line of Business
2011
Auto
5%
Aviation
3%
Marine & Energy
6%
Agriculture
2%
Accident & Health
2%
Other Short -Tail
2%
Property
35%
Whole Account
2%
General Casualty
17%
Financial
Institutions
2%
Workers' Comp
2%
Medical
Malpractice
2%
Professional
Liability
20%
74%
16%
10%
57%
43%

____________________
Source:  Company filings, SNL Financial.
Diversified reinsurers include RE, AXS, ACGL, TRH, PRE, AWH, ENH, AHL, PTP, AGII and ALTE. Property focused reinsurers include RNR, VR, MRH and FSR.
Diversified Reinsurers Property Focused Reinsurers
Diversified Platforms Generate More Consistent Margins
Alterra has performed well within its diversified peer group with less volatility than property focused reinsurers
Alterra has had one of
the lowest combined
ratios of its peer group
Median 115% 84% 83% 94% 84% 93% 115% 89% 95%
Alterra 106% 86% 88% 92% 88% 86% 98% 90% 92%
96%
77%
75%
84%
76%
85%
96%
82%
84%
124%
96%
99%
101%
97%
103%
143%
103%
108%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
2005 2006 2007 2008 2009 2010 2011 H1 2012 Average
Median 170% 56% 62% 90% 66% 84% 125% 71% 90%
140%
48%
59%
79%
21%
45%
99%
38%
66%
201%
60%
73%
92%
75%
100%
154%
96%
106%
0%
25%
50%
75%
100%
125%
150%
175%
200%
225%
2005 2006 2007 2008 2009 2010 2011 H1 2012 Average

3 Year Return on Equity
Alterra’s ROEs Have Been More Consistent Than Most Peers
____________________
Source:  JMP Research, SNL Financial. Three years ended December 31, 2011.
Alterra ROE reflects Pro-Forma data for Max and Harbor Point prior to the merger in May 2010.
ACGL
AHL
AXS
AWH
MRH
PRE
PTP
RNR
VR
ALTE
ENH
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
4% 6% 8% 10% 12% 14% 16%
Std. Dev.

Active Capital Management
____________________
Source:  SNL Financial and FactSet
Note: Capital returned  to shareholders includes dividends and share repurchases.
For the three years ended December 31, 2011
Average Annual Capital Returned to Shareholders as a % of Opening Shareholders’ Equity
20.6%
18.4%
16.3%
15.1%
13.6%
12.7%
12.0%
11.7%
9.9%
9.3%
8.9%
7.5%
6.3% 6.3%
5.8%
4.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
ACGL AWH AHL ALTE PTP ENH VR MRH PRE RNR AXS AGII FSR XL RE ACE

Our strategy is to diversify our book of business so that property cat is one of many components of our business
Results demonstrate our successful risk management
Our reserving process has been tested by large, recent loss events including:
2011 Australia floods, New Zealand earthquake, Japan
earthquake and tsunami, U.S. spring storms, Hurricane Irene, Thai floods
2010 Chile earthquake, New Zealand earthquake
2008 Hurricanes Ike/Gustav
Superior Risk Management
Alterra’s losses from catastrophe events as a % of equity are below our peer group average

Peer PML’s as a Percentage of Shareholder’s Equity
____________________
Source:  Dowling & Partners Research
Note: ALTE includes proportionate share of New Point Re IV. RNR and PRE do not disclose their PMLs for either 1-in-100 year events or 1-in-250 year events.  All data is based on RMS 11 except RE which is based on AIR.
0%
5%
10%
15%
20%
25%
30%
35%
VR ENH MRH ALTE AWH AHL FSR ACGL AXS Y RE PTP
As of July 1, 2012
1 in 100 1 in 250

Losses Reported - $m
Percentage of January 1, 2011 Capital and Surplus

Alterra

2011 – “The Year of the Cat”
Alterra’s Ratio Of Losses to Equity Are Below Peer Group
__________________
Source:  Company reports and SNL Financial
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
FSR PRE PTP MRH RE TRH AHL VR ENH RNR AGII ACGL AWH ALTE
Losses Percentage of January 1, 2011 Capital and Surplus

Losses Reported - $m
Percentage of January 1, 2010 Capital and Surplus

Alterra

2010 – Chile Earthquake / Windstorm Xynthia/
September New Zealand Earthquake
____________________
(2) Q2 net losses reflect only losses from the Chile earthquake.  Initial losses include the Chile earthquake and Windstorm Xynthia.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chile, Haiti, and Baja earthquakes, Xynthia and the Australia hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chile earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of combined 12/31/09 equity prior to the special dividend.
0%
2%
4%
6%
8%
10%
0
50
100
150
200
250
300
350
400
450
FSR PTP (1) VR (2) RNR (3) MRH RE PRE AHL AXS (2) TRH (2) AWH
(2)(4)
ENH AGII
(1)(5)
ACGL(1) ALTE (6)
Ultimate Net Losses Reported Percentage of January 1, 2010 Capital and Surplus
Alterra’s 2010 Losses Are Below Peer Group
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
  (1)        Q2 net losses reflect Q1 estimates plus reported development, if any.

Losses Reported - $m
Percentage of June 30, 2008 Capital and Surplus

Alterra

2008 – Hurricanes Ike / Gustav
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Equity includes preferred shares, which subsequently converted to common shares.
(2) Results reflect Ike only.
(3) Equity includes preferred shares, which subsequently converted to common shares.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
0%
2%
4%
6%
8%
10%
12%
14%
0
50
100
150
200
250
300
350
400
450
VR FSR RNR MRH IPCR(1) PTP(1) ACGL AXS PRE(2) HP(3) AHL ENH ORH TRH(4) AWH RE MXGL
Ultimate Net Losses Reported Percentage of June 30, 2008 Capital and Surplus

PML goal of no more than 25% of starting capital in 1 in 250 year event
Adjust position as market pricing makes risk/reward attractive
Use RMS with “all switches on” and gross-up factors on standard model
Incorporate AIR, market share, industry and client historical loss data
Capture detailed location data and put a premium on data quality
Historically, our losses for events have been close to expected ranges
PML and aggregate usage is incorporated into our pricing models
Key In-force PMLs as of July 1, 2012
U.S. wind
1 in 100 year event - $498 million net loss (17.7% of 1/1/12 shareholders’
equity)
California earthquake
1 in 250 year event - $360 million net loss (12.8% of 1/1/12 shareholders’
equity)
Europe wind
1 in 100 year event - $145 million net loss (5.2% of 1/1/12 shareholders’
equity)
Cat Aggregate & PML Management

The following is a hypothetical example and not line of business specific:

	Gross Position	Net Positon (after 50% Cession)
Gross Premium	$ 100	$ 100
Ceded Premium	-	(50)
Net Premium	100	50
Losses	60	30
Acquisition Expenses	20	10
Override Commission Income	-	(5)
G&A Expenses	3	3
	83	38
Net Income	$ 17	$ 12
Capital Used	$ 200	$ 100
ROE	8.5%	12.0%

Alterra

Disciplined Underwriting Management
Expands our market clout and
footprint
Reduces underwriting risk
Increases fee income
Earlier profit recognition
Assists in the risk
management process
Can dial down as market
pricing improves
Benefits of Ceding Premium Include:
Reduces Volatility and
Improves the Near term ROE

Reserve for Losses and Loss Expenses

As of June 30, 2012 and December 31, 2011
Global  Insurance Reinsurance U.S. Insurance Alterra at Lloyd’s Latin America
IBNR
Case
0
500
1,000
1,500
2,000
2,500
$1,297 $1,286
$467
$451
$56
$34
$2,094
$2,088
66%
67%
67%
64%
63%
63%
70% 65%
$ 394
$357
34%
33%
33% 36%
37% 37%
30%
35%
Q2 2012 Q4 2011 Q2 2012 Q4 2011 Q2 2012 Q4 2011 Q2 2012 Q4 2011 Q2 2012 Q4 2011

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5 $153.3
Development as a
% of Net Reserves
prior to
development
0.3% 2.5% 4.1% 3.4% 3.4% 4.6%
Reserve Development History
($ in millions)
____________________
$1,840 $1,796
$2,128 $2,213
$2,985
$3,182
500
1,000
1,500
2,000
2,500
3,000
3,500
2006
2007
2008 2009 2010 2011
-
Net Loss Reserves
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.   Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’ contracts.

High Quality, Liquid Investment Portfolio
Alterra maintains a high quality, liquid portfolio
95.4% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments
Cash balance $764.0 million or 9.7% of portfolio
Average fixed income duration of approximately 4.1 years, including cash
60.7% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
71.8% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market
Minimal exposure to selected asset classes
CMBS of $399.0 million (5.9% of portfolio) – average rating of
AA+/Aa1
ABS of $350.6 million (5.2% of portfolio)
RMBS of $1,322.8 million (19.6% of portfolio) – 93.9% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $13 million of OTTI losses over the last eight
quarters
Carrying Value $7.9 billion
As of June 30, 2012
Cash
Other
Investments
4%
Fixed Income
10%
86%

European government holdings
Total European government holdings
represent $750.4 million, or 9.5%, of the
$7.9 billion investment portfolio.
No direct exposure in Greece, Portugal,
Italy, Ireland or Spain.
European banking institutions
Total European banking institution
holdings represent $437.6 million, or
5.5%, of the $7.9 billion investment
portfolio.
Two largest holdings, which total $126.7
million, are with government-backed
banking institutions.
European Exposure
As of June 30, 2012
France
36%
Germany
34%
Netherlands
19%
Belgium
3%
United
Kingdom
6%
Denmark
1%
Other
Norway
1%
1%
European
Investment
Bank
16%
KFW
14%
Credit Suisse
8%
Lloyds
6%
UBS
6%
BNP Paribas
4%
HSBC
4%
Barclays
7%
Other
35%

____________________
Note: Price / diluted book value multiple as of August 27, 2012.
Well Positioned to Build Shareholder Value
Franchise positions in attractive specialty markets
Established operating platforms provide global access to business
Diversified business portfolio across casualty and property lines
Opportunistic approach – nimble and responsive to market trends
High-quality, liquid investment portfolio
Invested asset leverage intended to drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – price / diluted book value of 0.81x

30 Appendices

June 30, December 31,
2012 2011
Cash & Fixed Maturities 7,520 $                     7,528 $
Other Investments 366                            287
Premium Receivables 992                            715
Losses Recoverable 1,084                         1,068
Other Assets 735                            588
     Total Assets 10,697 $                   10,186 $
Property & Casualty Losses 4,308 $                     4,217 $
Life & Annuity Benefits 1,148                         1,191
Deposit Liabilities 158                            151
Funds Withheld 94                              112
Unearned Premium 1,281                         1,021
Senior Notes 441                            441
Other Liabilities 415                            244
     Total Liabilites 7,845 $                     7,377 $
Shareholders' Equity 2,852                         2,809
10,697 $                   10,186 $
Strong Balance Sheet
($ in millions)

YTD Results Comparison
($ in millions)
Six months ended
June 30, June 30,
2012 2011
Gross Premiums Written 1,228 $          1,192 $
Net Premiums Earned 689                729
Net Investment Income 113                117
Net Realized and Unrealized Gains (Losses) on Investments 39                  (25)
Other Than Temporary Impairment Charges (6)                   (1)
Other Income 7                     2
Total Revenues 842                822
Total Losses, Expenses & Taxes 684                836
Net Income (Loss) 158 $             (14) $
Net Operating Income 137 $             15 $
Property & Casualty Underwriting
Loss Ratio 58.6% 70.9%
Expense Ratio 31.0% 32.7%
Combined Ratio 89.5% 103.5%

Six months ended June 30, 2012
($ in millions)
Totals in table may not add due to rounding.  (1) Property and Casualty only.
Diversified Operating Platform
Property & Casualty
Global
Insurance
U.S.
Insurance Reinsurance
Alterra at
Lloyd's
Latin
America Total
Life & Annuity
Reinsurance Corporate Consolidated
Gross premiums written $192.0 $216.5 $565.2 $218.2 $34.8 $1,226.7 $1.5 - $          1,228.2 $
Reinsurance premiums ceded (96.5) (122.0) (112.7) (65.7) (17.3) (414.2) (0.2) - (414.4)
Net premiums written $95.6 $94.5 $452.5 $152.5 $17.5 $812.5 $1.3 - $          813.8 $
Earned premiums $186.9 $196.5 $405.1 $142.2 $42.5 $973.2 $1.5 - $          974.7 $
Earned premiums ceded (92.5) (84.9) (55.9) (43.2) (9.1) (285.6) (0.2) - (285.8)
Net premiums earned 94.4 111.6 349.2 99.1 33.3 687.6 1.3 - 689.0
Net losses and loss expenses (40.8) (74.9) (190.8) (71.7) (24.6) (402.8) - - (402.8)
Claims and policy benefits - - - - - - (26.7) - (26.7)
Acquisition costs (0.3) (13.9) (81.4) (16.9) (9.2) (121.6) (0.3) - (121.9)
General and administrative expenses (13.4) (24.5) (31.4) (17.0) (5.0) (91.2) (0.2) - (91.4)
Other income 0.8 0.1 6.3 - - 7.2 - - 7.2
Underwriting income (loss) 40.7 (1.6) 52.0 (6.5) (5.4) 79.3 n/a - n/a
Net investment income 28.2 85.2 113.4
39.0 39.0
(5.9) (5.9)
Corporate other income 0.1 0.1
Interest expense (18.3) (18.3)
Net foreign exchange gains - -
Corporate general and administrative expenses (27.5) (27.5)
Income before taxes $2.4 $72.5 $154.1
Loss ratio 43.2% 67.1% 54.6% 72.4% 73.7% 58.6%
Acquisition cost ratio 0.3% 12.4% 23.3% 17.0% 27.6% 17.7%
14.2% 21.9% 9.0% 17.1% 14.9% 13.3%
Combined ratio
(1)
57.7% 101.5% 86.9% 106.5% 116.3% 89.5%
Net realized and unrealized gains on
investments
Net impairment losses recognized in
earnings
General and administrative expense
ratio